                                                                       EXHIBIT 4


               AMENDING AGREEMENT TO SECURITIES PURCHASE AGREEMENT

                                 AND DEBENTURES

            THIS AGREEMENT made as of the     day of September, 2004.

RECITALS:

         (a) InterOil Corporation (the "COMPANY"), Portside Growth and Opportunity Fund, Manchester Securities Corp. and Provident Premier Master Fund, Ltd. (collectively, the "INITIAL PURCHASERS") entered into a securities purchase agreement, dated August 26, 2004 (the "SECURITIES PURCHASE AGREEMENT") providing the purchase of Debentures and Warrants.

         (b) The Company proposes to issue an additional US$10,000,000 principal amount of Debentures (together with Warrants) as provided in the Securities Purchase Agreement, and to issue and additional US$5,000,000 principal amount of Debentures (together with Warrants), which is not provided for in the Securities Purchase Agreement.

         (c) It is necessary to amend the Securities Purchase Agreement to evidence the additional purchasers and to amend to Securities Purchase Agreement to permit up to an aggregate of US$45,000,000 principal amount of Debentures (together with Warrants) to be issued at the Initial Closing and the Subsequent Closing.

         (d) This Amending Agreement evidences the consent of the parties to the Securities Purchase Agreement to the amendments and modifications to the Securities Purchase Agreement as set forth below, including the addition of those persons listed on Schedule "A" hereto as parties to the Securities Purchase Agreement (the "SUBSEQUENT PURCHASERS").

         In consideration of the foregoing and the mutual agreements contained herein (the receipt and adequacy of which are acknowledged), the Company, the Initial Purchasers and each of the Subsequent Purchasers agree as follows:

SECTION 1         DEFINED TERMS

         In this Amending Agreement and the recitals hereto, unless otherwise expressly provided, all capitalized terms shall have the meanings given to them in the Securities Purchase Agreement.


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                                      -2-


SECTION 2         SUBSEQUENT PURCHASERS

(1) Each Subsequent Purchaser represents to the Initial Purchasers and the Company that it is an existing shareholder of the Company and a "non-U.S." Person (as defined under Rule 902 of Regulation S as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "1933 Act")) as required by Section 1.1(b) of the Securities Purchase Agreement.

(2) Schedule "A" hereto shall be deemed to amend the Schedule of Purchasers and the execution of this Amending Agreement shall satisfy the obligation of the Company to deliver an amended Schedule of Purchasers to the Initial Purchasers.

(3) The Company shall issue and sell to each Subsequent Purchaser and such Subsequent Purchaser shall purchase from the Company on the Subsequent Closing Date (i) the aggregate principal amount of Debentures set forth opposite such Subsequent Purchaser's name on Schedule "A" and (ii) Warrants to purchase that number of Common Shares set forth opposite such Subsequent Purchaser's name on Schedule "A". The Company and the Subsequent Purchasers acknowledge that all conditions precedent to the Subsequent Closing have been fulfilled and that the Subsequent Closing will occur on September 1, 2004 or such other date as is no more than seven Trading Days following August 26, 2004.

(4) Each Subsequent Purchaser, by executing this Amending Agreement, (i) confirms the accuracy of the representations and warranties as to it set forth in the Securities Purchase Agreement, as amended hereby, including, without limitation, the representations in Section 2.2(a) of the Securities Purchase Agreement and (ii) agrees that it shall be bound by all the terms and conditions set forth in the Securities Purchase Agreement, as amended hereby.

SECTION 3         AMENDMENTS TO THE SECURITIES PURCHASE AGREEMENT

         The Securities Purchase Agreement is amended, effective as of this date, as follows:

         (a) the references in Section 1.1(b) and Section 1.3(a)(ii) of the Securities Purchase Agreement to "$10,000,000" are amended to be "$15,000,000";

         (b) the references to "60%" in Section 9.5(a) of the Securities Purchase Agreement are amended to be "55%";


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                                      -3-


         (c) the parties to the Securities Purchase Agreement shall be the Company, the Initial Purchasers and each of the Subsequent Purchasers; and

         (d) the address for notice of each of the Subsequent Purchasers will be as set out in Schedule "A" hereto.

SECTION 4         REFERENCES

         Any reference to the Securities Purchase Agreement in any Debenture or Warrant or in the Registration Rights Agreement shall mean the Securities Purchase Agreement as amended hereby.

SECTION 5         AMENDMENT TO THE DEBENTURES

         The Initial Purchasers and the Company hereby agree that:

         (a) the references to "4,000,000 Common Shares" in Section 3(f) of the Debentures are amended to be "4,500,000 Common Shares"; and

         (b) the references to "60%" in Section 3(e) of the Debentures are amended to be "55%".

SECTION 6         FEES AND EXPENSES

         The reasonable fees and expense of counsel to the Initial Purchasers related to this Amending Agreement shall be reimbursed by the Company up to a maximum of US$7,000.

SECTION 7         NO WAIVER

         The parties hereby acknowledge and confirm that, except as specifically amended by the provisions of this Amending Agreement, all of the terms and conditions contained in the Securities Purchase Agreement are and shall remain in full force and effect, unamended, in accordance with the provisions thereof.

SECTION 8         GOVERNING LAW.

         THIS AMENDING AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT,


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                                      -4-


ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS FOR SUCH NOTICES TO IT UNDER THIS AMENDING AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. IF ANY PROVISION OF THIS AMENDING AGREEMENT SHALL BE INVALID OR UNENFORCEABLE IN ANY JURISDICTION, SUCH INVALIDITY OR UNENFORCEABILITY SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF THE REMAINDER OF THIS AMENDING AGREEMENT IN THAT JURISDICTION OR THE VALIDITY OR ENFORCEABILITY OF ANY PROVISION OF THIS AMENDING AGREEMENT IN ANY OTHER JURISDICTION. EACH PARTY HERETO IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY.

SECTION 9         HEADINGS.

         The headings of this Amending Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Amending Agreement.

SECTION 10        SEVERABILITY.

         If any provision of this Amending Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Amending Agreement in that jurisdiction or the validity or enforceability of any provision of this Amending Agreement in any other jurisdiction.

SECTION 11        COUNTERPARTS

         This Amending Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF the parties hereto have executed this Amending Agreement on the date first referenced above.


                                         INTEROIL CORPORATION

                                         By:
                                            ------------------------------------
                                            Authorized Signing Officer

                                         PORTSIDE GROWTH AND OPPORTUNITY FUND

                                         By:
                                            ------------------------------------
                                            Authorized Signing Officer

                                         MANCHESTER SECURITIES CORP.

                                         By:
                                            ------------------------------------
                                            Authorized Signing Officer

                                         PROVIDENT PREMIER MASTER FUND, LTD.

                                         By:
                                            ------------------------------------
                                            Authorized Signing Officer

                      PURCHASER:

                                         By:
                                            ------------------------------------
                                            Authorized Signing Officer

                                  SCHEDULE "A"

                                            PRINCIPAL
                                            AMOUNT OF       NUMBER OF
            SUBSEQUENT PURCHASER            DEBENTURES      WARRANTS        PURCHASE PRICE              ADDRESS FOR NOTICE
-----------------------------------------------------------------------------------------------------------------------------------
  1.    Middlemarch Partners Limited        $375,000        2,995           $375,000             Brant Investments Limited
                                                                                                 SL Level, Royal Bank Plaza
                                                                                                 South Tower, 200 Bay Street
                                                                                                 Toronto, ON M5J 2J5
-----------------------------------------------------------------------------------------------------------------------------------
  2.    Middlemarch Partners Limited        $375,000        2,995           $375,000             Haywood Securities Inc.
                                                                                                 BCE Place, 181 Bay Street
                                                                                                 Suite 2910, P.O. Box 808
                                                                                                 Toronto, ON M5J 2T3
-----------------------------------------------------------------------------------------------------------------------------------
  3.    TD Proprietary                      $500,000        3,993           $500,000             Investerco
                                                                                                 77 Bloor Street West
                                                                                                 3rd Floor
                                                                                                 Toronto, ON M4Y 2T1
-----------------------------------------------------------------------------------------------------------------------------------
  4.    Kings Road Investments Limited      $2,950,000      23,561          $2,950,000           UBS Securities LLC
                                                                                                 667 Washington Blvd.
                                                                                                 9th Floor
                                                                                                 Stamford, CT06901
-----------------------------------------------------------------------------------------------------------------------------------
  5.    Waterfall Vanilla LP                $330,000        2,635           $330,000             CIBC Wood Gundy
                                                                                                 161 Bay Street, 5th Floor
                                                                                                 Toronto, ON M9J 2S8
-----------------------------------------------------------------------------------------------------------------------------------

                                            PRINCIPAL
                                            AMOUNT OF       NUMBER OF
            SUBSEQUENT PURCHASER            DEBENTURES      WARRANTS        PURCHASE PRICE              ADDRESS FOR NOTICE
-----------------------------------------------------------------------------------------------------------------------------------
  6.    Waterfall Tipping Point LP          $70,000         559             $70,000              CIBC Wood Gundy
                                                                                                 161 Bay Street, 5th Floor
                                                                                                 Toronto, ON M9J 2S8
-----------------------------------------------------------------------------------------------------------------------------------
  7.    AIG Global Investment Corp.         $2,500,000      19,967          $2,500,000           AIG Global Investment Corp.
        (Canada)                                                                                 (Canada)
                                                                                                 C/O Royal Trust
                                                                                                 Royal Trust Plaza
                                                                                                 South Plaza, 2nd Floor
                                                                                                 Toronto, ON M5J 2J6
-----------------------------------------------------------------------------------------------------------------------------------
  8.    TD Asset Management Inc.            $214,000        1,709           $214,000             CIBC Mellon GSS Company
                                                                                                 Securities Level
                                                                                                 Commerce Court West
                                                                                                 Toronto, ON M5L 1G9
-----------------------------------------------------------------------------------------------------------------------------------
  9.    TD Asset Management Inc.            $214,000        1,709           $214,000             CIBC Mellon GSS Company
                                                                                                 Securities Level
        (a split of one purchase of                                                              Commerce Court West
        $428,000)                                                                                Toronto, ON M5L 1G9
-----------------------------------------------------------------------------------------------------------------------------------
 10.    TD Asset Management Inc.            $72,000         575             $72,000              TD Waterhouse
                                                                                                 Securities Department
                                                                                                 3rd Floor
                                                                                                 77 Bloor Street West
                                                                                                 Toronto, ON M5S 1M2
-----------------------------------------------------------------------------------------------------------------------------------
 11.    Front Street Investment             $1,000,000      7,978           $1,000,000           87 Front Street East
        Management                                                                               Suite 400
                                                                                                 Toronto, ON M5E 1B8
-----------------------------------------------------------------------------------------------------------------------------------

                                            PRINCIPAL
                                            AMOUNT OF       NUMBER OF
            SUBSEQUENT PURCHASER            DEBENTURES      WARRANTS        PURCHASE PRICE              ADDRESS FOR NOTICE
-----------------------------------------------------------------------------------------------------------------------------------
 12.    BTR Global Arbitrage Trading        $4,000,000      31,948          $4,000,000           C/O Ogier Fiduciary Services
        Limited                                                                                  (Cayman) Limited
                                                                                                 P.O. Box 1234 GT
                                                                                                 Queensgate House
                                                                                                 South Church Street
                                                                                                 George Town, Grand Cayman,
                                                                                                 Cayman Islands
-----------------------------------------------------------------------------------------------------------------------------------
 13.    Centrum Bank AG                     $2,400,000      19,168          $2,400,000           Centrum Bank AG
                                                                                                 Postfach 1168
                                                                                                 FL-9490 Vaduz
                                                                                                 Liechenstein
-----------------------------------------------------------------------------------------------------------------------------------